UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SOUTHWEST CASINO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTHWEST CASINO CORPORATION

2001 Killebrew Drive, Suite 350

Minneapolis, MN 55425

Dear Shareholder:

You are cordially invited to attend an Annual Meeting of Shareholders to be held on June 27, 2005, at 10:00 a.m., local time, at Southwest’s executive offices, which are located at 2001 Killebrew Drive (Conference Room II, lower level), Minneapolis, MN 55425.

The formal notice of meeting, proxy statement and form of proxy are enclosed.

Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy in the envelope provided as soon as possible so that your vote will be recorded.

Very truly yours,

James B. Druck	Jeffrey S. Halpern	Thomas E. Fox
Director, CEO and Secretary	Chairman of the Board and Assistant Secretary	Director, President and CFO

June 7, 2005

Important:  It is important that your shares be represented at the Annual Meeting.  Please mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided, regardless of whether you plan to attend in person.  The prompt return of your proxy card will save the company the expense of further requests for proxies to ensure a quorum at the meeting.

SOUTHWEST CASINO CORPORATION

2001 Killebrew Drive, Suite 350

Minneapolis, MN 55425

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 27, 2005

TO THE SHAREHOLDERS OF SOUTHWEST CASINO CORPORATION:

Notice is hereby given that an Annual Meeting of Shareholders of Southwest Casino Corporation, a Nevada corporation, will be held on Monday, June 27, 2005, at 10:00 a.m., local time, at Southwest’s executive offices, which are located at 2001 Killebrew Drive (Conference Room II, lower level), Minneapolis, MN 55425, for the following purposes:

1.                                       To elect three directors to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified.

2.                                       To approve an amendment to the Articles of Incorporation to authorize the issuance of 30,000,000 shares of preferred stock.

3.                                       To approve an amendment to the Articles of Incorporation to increase the number of shares of common stock that Southwest is authorized to issue from 50,000,000 to 75,000,000.

4.                                       To approve an amendment to the Articles of Incorporation to include a new stock ownership restriction provision required under the terms of our gaming licenses.

5.                                       To ratify the selection of EideBailly LLP as our independent public registered accounting firm for the fiscal year ending December 31, 2005.

6.                                       To transact any other business that properly comes before the meeting or any adjournment of the meeting.

The close of business on June 6, 2005 has been fixed as the record date for the determination of shareholders who are entitled to vote at the meeting or any adjournment of the meeting.

A list of shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder for any purpose germane to the Annual Meeting during ordinary business hours from June 16, 2005 through June 27, 2005, at our principal executive offices located at 2001 Killebrew Drive, Suite 350, Minneapolis, MN 55425.

By Order of the Board of Directors

James B. Druck
Chief Executive Officer and Secretary

June 7, 2005
Minneapolis, Minnesota

TABLE OF CONTENTS

INFORMATION CONCERNING THE ANNUAL MEETING
Date, Time, Place and Purposes
Shareholders Entitled to Vote
Proxies
Revocation of Proxies
Quorum Requirement
Vote Required
Proxy Solicitation Costs
Procedures at the Annual Meeting
Householding of Annual Meeting Materials

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

CHANGE IN CONTROL OF REGISTRANT

ELECTION OF DIRECTORS (PROPOSAL 1)
Number of Directors
Nominees for Director
Vote Required
Board Recommendation
Information About Board Nominees
Other Information About Board Nominees
Family Relationships
Legal Proceedings
Information About the Board of Directors and its Committees
Director Compensation
Board Report in Lieu of Audit Committee Report

EXECUTIVE COMPENSATION AND OTHER BENEFITS
Summary of Cash and Other Compensation
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Employment Agreements
2004 Stock Incentive Plan
Change in Control Arrangements

RELATED PARTY RELATIONSHIPS AND TRANSACTIONS

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE ISSUANCE OF BLANK CHECK PREFERRED STOCK (PROPOSAL 2)
Introduction
Effect of Proposed Amendment
Potential Anti-Takeover Effects
Vote Required
Board Recommendation

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK (PROPOSAL 3)
Introduction
Potential Anti-Takeover Effects
Vote Required

i

Board Recommendation

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCLUDE STOCK OWNERSHIP RESTRICTION PROVISION (PROPOSAL 4)
Introduction
Effect of Proposed Amendment
Vote Required
Board Recommendation

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM (PROPOSAL 5)
Appointment of Auditors
Audit, Audit-Rleated, Tax and Other Fees
Auditor Fees Pre-Approval Policy
Vote Required
Board Recommendation

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Shareholder Proposals for 2005 Annual Meeting
Other Business
Communications with Directors
Copies of 2004 Annual Report
Documents Incorporated by Reference

EXHIBIT A: PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF PREFERRED STOCK (PROPOSAL 2) AND TO INCREASE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK (PROPOSAL 3)

EXHIBIT B: PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION TO INCLUDE STOCK OWNERSHIP RESTRICTION PROVISION REQUIRED UNDER THE TERMS OF OUR GAMING LICENSES (PROPOSAL 4)

PROXY FORM

ii

SOUTHWEST CASINO CORPORATION

2001 Killebrew Drive, Suite 350

Minneapolis, MN 55425

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

JUNE 27, 2005

INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time, Place and Purposes

The Annual Meeting of Shareholders of Southwest Casino Corporation will be held on Monday, June 27, 2005, at 10:00 a.m., local time, at Southwest’s executive offices, which are located at 2001 Killebrew Drive (Conference Room II, lower level), Minneapolis, MN 55425, for the purposes stated in the Notice of Meeting.

Shareholders Entitled to Vote

Shareholders of record at the close of business on June 6, 2005 will be entitled to vote at the meeting.  As of that date, there were [19,588,656] shares of our common stock outstanding.  Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.  Shareholders are not entitled to cumulate voting rights.

Proxies

This proxy statement is being mailed to our shareholders beginning on or about June 7, 2005 in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders.

Your vote is important.  A proxy card is enclosed for your use.  You are solicited on behalf of the Board of Directors, to mark, sign, date and return the proxy card in the accompanying envelope.  No postage is required if mailed within the United States.

Proxies will be voted as specified by you.  Signed proxies that lack any specification will be voted in favor of all of the proposals stated in the Notice of Meeting and in favor of the election of all of the nominees for director listed in this proxy statement.

The Board of Directors recommends that you vote FOR the approval of all of the proposals stated in the Notice of Meeting and FOR all of the nominees for director listed in this proxy statement.

Revocation of Proxies

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by:

•                  giving written notice of your revocation to our Corporate Secretary,

•                  filing a duly executed proxy bearing a later date with our Corporate Secretary, or

•                  appearing at the Annual Meeting and filing written notice of revocation with our Corporate Secretary prior to use of the proxy.

Quorum Requirement

The presence at the Annual Meeting, in person or by proxy, of the holders of one-half of the outstanding shares of our common stock ([9,794,328] shares) as of the record date will constitute a quorum for the transaction of business at the Annual Meeting.  In general, shares of our common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a “broker non-vote” on a matter.  A “broker non-vote” is a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker has no discretionary authority to vote on behalf of such customer on such matter.

Vote Required

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy:

•                  the election of the three nominees for director requires the affirmative vote of a plurality of the shares of common stock, present in person or by proxy and entitled to vote, at the Annual Meeting;

•                  the approval of each of Proposals 2, 3 and 4 requires the affirmative vote of a majority of the outstanding shares of common stock.

•                  the approval of Proposal 5 requires the affirmative vote of a majority of the shares of common stock, present in person or by proxy and entitled to vote, at the Annual Meeting.

Broker non-votes represented by a proxy card on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.  Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter.

Signed proxies that lack any specification will be voted in favor of all of the proposals stated in the Notice of Meeting and in favor of the election of all of the three nominees for directors listed in this proxy statement.

Proxy Solicitation Costs

The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding this material to the beneficial owners of our common stock will be borne by us.  Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, facsimile, telegraph or personal conversation.  We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our common stock.

Procedures at the Annual Meeting

The presiding officer at the Annual Meeting will determine how business at the meeting will be conducted.  Only a natural person present at the Annual Meeting who is either a Southwest shareholder or is acting on behalf of a shareholder may make a motion or second a motion.  A person acting on behalf of a shareholder must present a written statement executed by the shareholder or the duly authorized representative of the shareholder on whose behalf the person purports to act.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of Southwest’s proxy statement or annual report to shareholders may have been sent to multiple shareholders in each household.  Southwest will promptly deliver a separate copy of either document to any shareholder upon written or oral request to Southwest Casino Corporation, 2001 Killebrew Drive, Minneapolis, MN 55425, telephone:  (952) 953-9990 (Attention:  Chief Financial Officer).  Any shareholder who wants to receive separate copies of Southwest’s proxy statement or annual report to shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker, or other nominee record holder, or the shareholder may contact Southwest at the above address and phone number.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS
AND MANAGEMENT

We have stated information regarding the beneficial ownership of our securities as of May 15, 2005 by (1) each person known by us to beneficially own more than 5% of our outstanding common stock, (2) each of our directors and executive officers, and (3) all of our directors and executive officers as a group in the following table.  Except as otherwise indicated, we believe that each of the beneficial owners of our common stock listed below, based on information provided by these owners, has sole investment and voting power with respect to his shares, subject to community property laws where applicable.  Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by that person or group.  The ownership percentages are based on 19,588,656 shares outstanding as of May 15, 2005.  The address of each of the beneficial owners of more than five percent of the outstanding shares of our common stock is 2001 Killebrew Drive, Minneapolis, MN  55425.

Name	Common Stock Number	Stock Options Number	Total	Percent of Total Voting Power(1)(2)
James B. Druck	1,612,500	274,997	1,887,497	9.5%
Thomas E. Fox(3)	1,585,288	274,997	1,860,285	9.4%
Jeffrey S. Halpern(4)	1,602,500	274,997	1,877,497	9.5%
Brian L. Foster	0	250,000	250,000	1.3%
All executive officers and directors as a group (4 persons)	4,800,288	1,074,991	5,875,279	28.4%

(1)          Numbers do not take into consideration (i) 2,187,500 shares of Common Stock issuable upon exercise of outstanding warrants; (ii) 1,575,000 shares of Common Stock issuable upon the exercise of outstanding non-statutory, non-plan stock options; or (iii) 1,500,000 shares of Common Stock reserved for issuance under our 2004 Stock Incentive Plan.

(2)          Numbers do not reflect the potential conversion of outstanding Series A Convertible Debentures of Southwest Casino and Hotel Corp., our wholly-owned subsidiary, into Common Stock under the terms of an outstanding redemption offer. We have issued 68,183 shares of Common Stock upon conversion of debentures.  Up to an additional 68,183 shares could be issued upon redemption of the remaining outstanding debentures, which have an aggregate principal amount of $75,000 (plus accrued and unpaid interest thereon).  Southwest reserves the right to permit the holders of these debentures to convert all or any portion of the remaining debentures at a conversion price deemed, in the discretion of the Board of Directors, to be in the best interests of Southwest.

(3)          Includes 22,788 shares held by F&B Properties, a partnership in which Mr. Fox is a 50% general partner.

(4)          Includes 40,000 shares held by Mr. Halpern's spouse.

CHANGE IN CONTROL OF REGISTRANT

On July 22, 2004, Lone Moose Adventures, Inc. (now Southwest Casino Corporation), a Nevada corporation, Lone Moose Acquisition Corporation, a Minnesota corporation and wholly-owned subsidiary of Lone Moose, and Southwest Casino and Hotel Corp., a Minnesota corporation, consummated a reorganization under the Agreement and Plan of Reorganization dated July 14, 2004 among Lone Moose, Lone Moose Acquisition Corporation, Southwest Casino and Hotel Corp. and certain shareholders of Lone Moose.  Under the reorganization agreement, Lone Moose Acquisition merged with and into Southwest Casino and Hotel Corp.  Southwest Casino and Hotel Corp. was the surviving corporation in that merger and became a wholly-owned subsidiary of Lone Moose, which changed its name to Southwest Casino Corporation.  Southwest Casino and Hotel Corp. is now a wholly-owned operating subsidiary of Southwest Casino Corporation.

Under the terms of the reorganization agreement, Southwest Casino Corporation acquired 100% of the issued and outstanding shares of common stock and series C convertible preferred stock of Southwest Casino and Hotel Corp. in consideration for the issuance of 16,161,343 shares of Southwest Casino Corporation common stock to shareholders of Southwest Casino and Hotel Corp.  In accordance with the reorganization agreement, each share of Southwest Casino and Hotel Corp. common stock and series C convertible preferred stock issued and outstanding immediately before the effective time was cancelled and converted automatically into the right to receive 0.5 shares of Lone Moose common stock.  Including 1,500,000 shares of Lone Moose common stock acquired by principal shareholders of Southwest Casino and Hotel Corp. before the reorganization under restricted stock purchase agreements, the former Southwest Casino and Hotel Corp. equity security holders held approximately 91.7% of the outstanding securities of Southwest Casino Corporation upon closing the reorganization.

Excluding the 1,500,000 shares of Lone Moose common stock held by Southwest Casino and Hotel Corp. shareholders, Lone Moose had approximately 1,589,000 shares of common stock outstanding before the reorganization, which represented approximately 8.3% of the outstanding securities of Lone Moose (now Southwest Casino Corporation) after the reorganization and after taking into account (i) a reverse split of its outstanding common stock on the basis of 0.6667 shares for every share outstanding on June 7, 2004; (ii) a forward split by dividend declared on July 2, 2004 and effective July 13, 2004 on the basis of 7.4672 shares for every one share of Lone Moose common stock outstanding; (iii) the cancellation of 333,500 shares of common stock of Lone Moose (which became approximately 2,489,192 shares after the forward split) held by Christopher B. Glover and Michael C. Brown, founding shareholders of Lone Moose; (iv) the issuance of an aggregate of 150,000 shares of “restricted” Lone Moose common stock to David C. Merrell under his indemnification agreement dated June 29, 2004; and (v) the issuance of 719,685 shares of “restricted” Lone Moose common stock to Jenson Services, Inc., a Utah corporation, under an introduction agreement dated June 29, 2004, by and between Jenson Services, Inc. and Lone Moose.

ELECTION OF DIRECTORS

(Proposal 1)

Number of Directors

Our Bylaws provide that the Board of Directors will consist of one to nine members.  Our Board of Directors consists of three members currently.

Nominees for Director

The Board of Directors has nominated the following individuals to serve as our directors until the next annual meeting of our shareholders or until their successors are elected and qualified.  All of the nominees named below are current members of the Board and have consented to serve as a director if elected.

•                  James B. Druck

•                  Thomas E. Fox

•                  Jeffrey S. Halpern

Proxies can only be voted for the number of persons named as nominees in this proxy statement, which is three.

Vote Required

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of a nominee for director requires the affirmative vote of a plurality of the shares of common stock represented in person or by proxy at the Annual Meeting.

Board Recommendation

The Board of Directors recommends a vote FOR the election of all of the nominees named above.

If prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board of Directors.  Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees

The names, ages and principal occupations of the nominees as of May 15, 2005, as well as how long each nominee has served as a director of Southwest, are stated in the table below:

Name of Nominee	Age	Principal Occupation	Director Since

James B. Druck	63	Chief Executive Officer and Secretary of Southwest Casino Corporation	2004

Thomas E. Fox	57	President, Chief Financial Officer and Chief Operating Officer of Southwest Casino Corporation	2004

Jeffrey S. Halpern	62	Chairman of the Board and Assistant Secretary of Southwest Casino Corporation	2004

Other Information About Board Nominees

James B. Druck joined the Board of Directors and was appointed as our Chief Executive Officer and Secretary on July 22, 2004 in connection with the closing of a reorganization in which Southwest Casino and Hotel Corp. became a wholly-owned subsidiary of Southwest Casino Corporation (formerly Lone Moose Adventures).  Mr. Druck has been a director of Southwest Casino and Hotel Corp. since its inception.  He served as President of Southwest Casino and Hotel Corp. from October 1992 until June 2004, and now is also the Chief Executive Officer and Secretary of Southwest Casino and Hotel Corp.  From 1967 until April 1993 Mr. Druck was an attorney in private practice in Minneapolis, Minnesota.  His practice focused primarily in the areas of real estate development and finance.

Thomas E. Fox was elected to the Board of Directors and appointed as our President, Chief Financial Officer, and Chief Operating Officer on July 22, 2004 in connection with the closing of a reorganization in which Southwest Casino and Hotel Corp. became a wholly-owned subsidiary of Southwest Casino Corporation (formerly Lone Moose Adventures).  Mr. Fox has been a Certified Public Accountant since November 1969.  He began his career with Arthur Andersen & Co. in June 1969, and was promoted to tax manager in June 1973.  In September 1976, Mr. Fox co-founded the accounting firm of Berc & Fox, Limited.  He joined Southwest Casino and Hotel Corp. as Chief Financial Officer in November 1993 and was appointed to the Board of Directors of Southwest Casino and Hotel Corp. in January 2000.  Mr. Fox continues to serve as a director and President, Chief Operation Officer, and Chief Financial Officer of the Southwest Casino and Hotel Corp.

Jeffrey S. Halpern was appointed Chairman of the Board and Assistant Secretary on July 22, 2004 in connection with the closing of a reorganization in which Southwest Casino and Hotel Corp. became a wholly-owned subsidiary of Southwest Casino Corporation (formerly Lone Moose Adventures).  Mr. Halpern has been a director of Southwest Casino and Hotel Corp. since its inception in 1992.  He served as Chairman of the Board and Chief Executive Officer of Southwest Casino and Hotel Corp. from October 1992 until June 2004.  Mr. Halpern also serves currently in the position of Chairman of the Board and Assistant Secretary of Southwest Casino and Hotel Corp.  From 1967 until July 1993 Mr. Halpern was an attorney in private practice in Minneapolis, Minnesota.  His practice focused primarily in the areas of corporate finance and securities.

Family Relationships

No family relationships exist among our directors and executive officers.

Legal Proceedings

To the knowledge of our management, during the past five years, no present director, person nominated to become a director, executive officer, promoter or control person of our company, except as disclosed below:

•                  Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior the filing;

•                  Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

•                  Was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities.

•                  Was found by a court of competent jurisdiction in a civil action, or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated federal or state securities or commodities law, and the judgment has not been subsequently reversed, suspended, or vacated.

Prior Bankruptcy Proceeding of Subsidiary

James B. Druck, Jeffrey S. Halpern and Thomas E. Fox are Managing Members of Gold Rush I, LLC, a Colorado limited liability company and a wholly-owned subsidiary of Southwest Casino and Hotel Corp.  In August 2001, Cripple Creek Development Corp., a Colorado corporation, Blue Building Development, Inc., a Wyoming corporation, Mark Brockley, an individual, and Annesse Brockley, an individual, initiated a lawsuit against Gold Rush I, LLC, and Southwest Casino and Hotel Corp. in District Court, Teller County, Colorado (01-CV-156).  The plaintiff alleged that the defendants failed to pay certain obligations to the plaintiffs under the terms of their lease agreement and breach of contract.  The lease included a provision that capped the maximum monthly amount required to be paid to Mr. Brockley’s creditors.  In the early years of the operation, Mr. Brockley’s obligations to creditors far exceeded this cap and Southwest paid these obligations as they came due. Under the lease, Southwest set off against current rent the amount of the excess payments.  In the lawsuit, Mr. Brockley sought to evict Gold Rush I from the premises for failing to pay amounts claimed to be owed under the Lease.  Gold Rush I responded by denying any failure to pay.

An evidentiary hearing on Mr. Brockley’s eviction claim began in the Colorado District Court on August 22, 2001.  Because the hearing could not be completed that day, it was continued to August 31, 2001.  Before the hearing was reconvened, Gold Rush I filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court for the District of Minnesota (Case No. 01-33755) to ensure that we did not lose possession of the premises while the underlying claims were litigated.  After considering several motions, the Bankruptcy Court directed that the Colorado Court determine (1) whether Gold Rush I was in default under the terms and conditions of the lease, and if so, the nature and amounts of the defaults; and (2) whether Gold Rush I made payments in excess of the caps provided in the lease, and the amounts, if any, paid in excess of the caps.  The Colorado District Court conducted a hearing on these three issues on October 5, 2001.  On October 15, 2001, the Colorado District Court entered an Order in which it found (a) that Gold Rush I was not in default under the lease, (b) that Gold Rush I had made payments in excess of the monthly caps provided in the lease (which overpayments the court subsequently quantified at $554,362.09), and (c) that Gold Rush I was entitled to offset the overpayments against rent and other payments due under the terms of the lease.  Gold Rush I was successful in its litigation against the landlord regarding the rent dispute and emerged from bankruptcy when the Bankruptcy Court confirmed its reorganization plan, which provided for full payment to all creditors, with interest, on January 10, 2003.

Mr. Brockley appealed the Colorado District Court’s Order to the Colorado Court of Appeals, which dismissed the appeal on May 21, 2002.

Colorado Regulatory Proceeding

Southwest Casino and Hotel Corp. was fined $50,000 by the Colorado Division of Gaming in June 2004 for failure to properly maintain and review statistical data on slot machine performance after receiving a warning letter regarding this deficiency and failing to comply with its agreement to correct the deficiency. Southwest Casino and Hotel Corp. paid the full amount of the fine.  As part of these proceedings, James Druck, in his capacity as manager of the facility in question, without any admission of guilt, agreed to take the necessary steps to ensure Southwest Casino and Hotel Corp.’s compliance in this matter and, further, agreed to pay $5,000 to the Limited Gaming Fund to reimburse expenses incurred by Colorado in this investigation.

Information About the Board of Directors and its Committees

All of the current members of our Board of Directors are also members of the Company’s senior management team.  While our Board of Directors did not hold any formal meetings after our July 2004 reorganization, they met as a group on an informal basis, both as the management team and as a Board of Directors, regularly throughout the year.  All of the members of our Board attended all meetings of the Board of Directors, in person or by teleconference, during the preceding fiscal year.  In addition, our current Board of Directors took action by unanimous written consent on seven occasions from the time of our reorganization on July 22, 2004 through December 31, 2004.  It is the policy of the Board of Directors that directors standing for reelection should attend our annual meeting of shareholders if their schedules permit.  Last year, all directors attended the annual meeting of shareholders.

All three of Southwest’s current directors are also employees of Southwest, and thus none of them are considered “independent” under the listing standards of the NASDAQ Stock Market.  Since Southwest only recently became a public reporting company through its reverse merger with Lone Moose Adventures, Inc. in July 2004, Southwest’s Board of Directors has not yet had an opportunity to expand its size and recruit and add independent directors as defined under the rules and regulations of the Securities and Exchange Commission and the rules and regulations of a national securities exchange, to its Board of Directors.  The current members of our Board of Directors are actively recruiting new independent directors who will constitute a majority of the members of our board.

Because there are no independent directors on Southwest’s Board of Directors, Southwest has not yet created a standing Audit Committee, Compensation Committee or Nominating Committee.  The entire Board of Directors of Southwest therefore performs the functions that an Audit Committee, Compensation Committee or Nominating Committee would typically perform.  Southwest also does not have a director that qualifies as an “audit committee financial expert.”  The Board of Directors intends to expand its size and recruit and add independent directors, including a director that would qualify as an “audit committee financial expert”, and will then create such committees with committee charters pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission.

The Board currently does not have a formal procedure with respect to director nominations or a formal policy with regard to the consideration of director candidates recommended by shareholders.  As noted above, the Board has not had yet had an opportunity to formulate such policies and procedures but intends to do so in the future.

In identifying and evaluating new candidates for election to the Board, the Board of Directors will solicit recommendations for nominees from persons whom the Board believes are likely to be familiar with qualified candidates having the qualifications, skills and characteristics required for Board nominees from time to time.  Such persons may include members of the Board and senior management of Southwest.  In addition, the Board may engage a search firm to assist it in identifying qualified candidates.  The Board will review and evaluate each candidate whom it believes merits serious consideration, taking into account available information concerning the candidate, the existing composition of the Board, and other factors that it deems relevant.  In conducting its review and evaluation, the Board may solicit the views of Southwest’s management, other Board members, and any other individuals it believes may have insight into a candidate.  The Board will consider recommendations for the nomination of directors submitted by Southwest shareholders.  Any shareholder of Southwest seeking to recommend a nominee for director for the Board’s consideration must submit a letter addressed to the Board, c/o Corporate Secretary, Southwest Casino Corporation, 2001 Killebrew Drive Suite 350, Minneapolis, Minnesota 55425, clearly identified as “Director Nominee Recommendation.”  The Board will evaluate candidates recommended by shareholders in the same manner as those recommended as stated above.

There are no formal requirements or minimum qualifications that a candidate must meet in order for the Board to recommend the candidate to the Board.  The Board believes that each nominee should be evaluated based on his or her merits as an individual, taking into accounts the needs of Southwest and the Board.  However, in evaluating candidates, there are a number of criteria that the Board generally views as relevant and is likely to consider.  Some of these factors include whether the candidate is an “independent director” under the rules and regulations of the stock exchanges and meets any other applicable independence tests under the federal securities laws and rules and regulations of the Securities and Exchange Commission; whether the candidate is “financially sophisticated” and otherwise meets the requirements for serving as a member of an audit committee under the rules and regulations of the stock exchanges; whether the candidate is an “audit committee financial expert” under the federal securities laws and the rules and regulations of the Securities and Exchange Commission; the needs of Southwest with respect to the particular talents and experience of its directors; the personal and professional integrity and reputation of the candidate; the candidate’s level of education and business experience; the candidate’s broad-based business acumen; the candidate’s level of understanding of Southwest’s business and its industry; the fit of the candidate’s skills and personality with those of other directors and potential directors in building a board that is effective, collegial and responsive to the needs of Southwest; whether the candidate possesses strategic thinking and a willingness to share ideas; the candidate’s diversity of experiences, expertise and background; the candidate’s ability to represent the interests of all shareholders and not a particular interest group; and the candidate’s willingness to devote adequate time to the work of the Board and its committees.

Director Compensation

All of our current directors are employees of Southwest and do not receive any separate compensation for their services as board members.

Board Report in Lieu of Audit Committee Report

Notwithstanding anything to the contrary stated in any of Southwest’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report will not be deemed to be incorporated by reference into any such filing.

Southwest does not have an audit committee.  The entire Board acts as the audit committee and performs the functions of an audit committee.

The full Board of Directors of Southwest Casino Corporation, discharging the duties of an audit committee of a board of directors, has reviewed and discussed Southwest’s audited financial statements for the fiscal year ended December 31, 2004 with Southwest’s management.  The Board has discussed with EideBailly LLP, Southwest’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  The Board has received the written disclosures and the letter from EideBailly LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Board has discussed the independence of EideBailly LLP with them.

Based on the Board’s review and discussions noted above, the Board recommended that Southwest’s audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the SEC.

Board of Directors of
Southwest Casino Corporation

James B. Druck
Thomas E. Fox
Jeffrey S. Halpern

EXECUTIVE COMPENSATION AND OTHER BENEFITS

Summary of Cash and Other Compensation

The following table provides summary information concerning cash and non-cash compensation paid to or earned by our Chief Executive Officer and our executive officers who received or earned cash and non-cash salary and bonus of more than $100,000 during the Southwest Casino Corporation fiscal year ended December 31, 2004.  Please note that because we completed a corporate reorganization with Lone Moose Adventures, Inc. on July 22, 2004, the information below reflects compensation paid to the executive officers of Southwest Casino and Hotel Corp. and Southwest Casino Corporation by Southwest for the past two fiscal years along with information regarding compensation paid to Christopher B. Glover, the former Chief Executive Officer of Lone Moose Adventures, before the reorganization.

Summary Compensation Table

	Annual Compensation					Long-Term Compensation Securities		All Other
Name and Principal Position	Year	Salary ($)		Bonus ($)		Underlying Options (#)		Compensation ($)

James B. Druck
Chief Executive Officer and	2004	220,000		0		300,000	(2)	48,085	(3)
Secretary	2003	220,000		64,497	(1)	0		32,424	(3)
Thomas E. Fox
President, Chief Operating
Officer and Chief Financial	2004	220,000		0		300,000	(2)	31,854	(3)
Officer	2003	220,000		57,912	(1)	0		49,887	(3)
Jeffrey S. Halpern
Chairman of the Board and	2004	120,000		0		300,000	(2)	37,230	(3)
Assistant Secretary	2003	120,000		58,349	(1)	0		41,960	(3)
Brian L. Foster
Vice President of Native	2004	0	(4)	100,772	(5)	0		17,189	(7)
American Operations	2003	0	(4)	113,411	(6)	250,000		9,349	(7)
Christopher B. Glover
President, Lone Moose	2004	6,000	(8)	0		0	(9)	0
Adventures, Inc.	2003	12,000		0		0	(9)	0

(1)	Represents bonus awarded for performance during 2003 and paid during 2004.
(2)	Consists of options to acquire 300,000 shares of common stock granted to the executive under the terms of employment agreements entered into with Southwest on July 1, 2004.
(3)	Consists of company paid medical, dental, life and disability insurance, 401k matching funds, and a car allowance.
(4)

Mr. Foster manages two gaming facilities owned by the Cheyenne and Arapaho Tribes of Oklahoma. Mr. Foster also receives compensation, including a salary, directly from the Cheyenne and Arapaho Tribes of Oklahoma tribal enterprises.

(5)	Represents bonus awarded for performance and paid during 2004.
(6)	Represents bonus awarded for performance and paid during 2003.
(7)	Consists of company paid medical, dental, life and disability insurance, and 401k matching funds.
(8)

Lone Moose Adventures, Inc. accrued salary for an officer/shareholder starting April 1, 2002 at the rate of $1,000 per month, but did not make any payment. Under the terms of our reorganization, Southwest did not assume any obligation for accrued but unpaid wages.

(9)	Does not include 83,333 shares of restricted stock issued to Mr. Glover by Lone Moose Adventures, Inc. during January 2002.

Option Grants in Last Fiscal Year

The following table summarizes grants of options to purchase shares of Southwest Casino Corporation (or options to purchase shares of Southwest Casino and Hotel Corp. assumed by Southwest Casino Corporation in the reorganization) during the fiscal year ended December 31, 2004 to each of the executive officers named in the above Summary Compensation Table.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($Per Share)(2)	Expiration Date
James B. Druck (1)	300,000	28.7%	$1.00	July 21, 2009
Thomas E. Fox (1)	300,000	28.7%	$1.00	July 21, 2009
Jeffrey S. Halpern (1)	300,000	28.7%	$1.00	July 21, 2009
Brian L. Foster	0	—	—	—
Christopher B. Glover	0	—	—	—

(1)

Consists of non-plan options to acquire 300,000 shares of Southwest Casino Corporation common stock granted to each of Messrs. Druck, Fox and Halpern under their employment agreements dated July 1, 2004.  Each of these options was immediately exercisable on the date of grant as to 100,000 shares and 1/24 of the remaining shares vest on the first day of each of the next 24 months beginning August 1, 2004. Vesting of these options may accelerate if specified milestones are achieved. Each of these options also becomes exercisable upon a change in control.

(2)	The per share exercise price of each option granted in 2004 is equal to the fair market value of a share of the common stock on the date of grant as determined by our Board of Directors.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table summarizes the number and value of options held by each of the executive officers named in the above Summary Compensation Table at December 31, 2004.  None of these executive officers exercised any stock options during the fiscal year ended December 31, 2004.

	Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004 (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
James B. Druck	141,665	158,335	0	0
Thomas E. Fox	141,665	158,335	0	0
Jeffrey S. Halpern	141,665	158,335	0	0
Brian L. Foster	250,000	0	$120,000	0
Christopher B. Glover	0	0	0	0

(1)

Based on the difference between the fair market value of one share of common stock at December 31, 2004 of $0.60 per share, and the exercise price of the options which range from $0.12 to $1.00 per share. Options are in the money if the market price of the shares exceeds the option exercise price.

Employment Agreements

James Druck Employment Agreement

In July 2004, we entered into an employment agreement with James B. Druck under which Mr. Druck serves as our Chief Executive Officer and Secretary. The initial term of this agreement continues until July 1, 2006, after which the term renews automatically for additional one-year periods unless terminated earlier by either party. Under this agreement, Mr. Druck receives a base salary of $220,000 per year, an automobile allowance of $1,000 per month, and is eligible for an additional performance bonus if granted by our Board of Directors.  Any adjustment to base salary will be determined by the Board of Directors.  This bonus is discretionary and no bonus was awarded for fiscal year 2004, although Mr. Druck received a bonus for fiscal year 2003 that was paid during 2004.  Mr. Druck also was granted a non-plan option to purchase 300,000 shares of our common stock at a price of $1.00 per share. This option was immediately exercisable as to 100,000 shares and 1/24 of the remaining shares will vest on the first day of each of the next 24 months beginning August 1, 2004. Vesting of this option may accelerate if specified milestones are achieved. If Mr. Druck is terminated without cause, in connection with a change in control of the company, or if Mr. Druck terminates his employment for “good reason”, Mr. Druck may elect to continue employment with us in a diminished capacity. If Mr. Druck so elects and his employment was terminated during its initial term, Mr. Druck will continue to receive his base salary and medical benefits for 18 months. After 18 months, Mr. Druck will receive a salary of not less than $25,000 and continuing medical benefits. If Mr. Druck is so terminated after the initial term, he will receive continuing salary and medical benefits at his then base rate for 12 months after which his salary may be reduced to not less than $25,000 with continuing medical benefits.  Mr. Druck is also subject to customary assignment of inventions, confidentiality, non-solicitation and non-compete provisions.

Thomas Fox Employment Agreement

In July 2004, we entered into an employment agreement with Thomas E. Fox under which Mr. Fox serves as our President, Chief Operating Officer and Chief Financial Officer. The initial term of this agreement continues until July 1, 2006, after which the term renews automatically for additional one-year periods unless terminated earlier by either party. Under this agreement, Mr. Fox receives a base salary of $220,000 per year, an automobile allowance of $1,000 per month, and is eligible for an additional performance bonus if granted by our Board of Directors. Any adjustment to base salary will be determined by the Board of Directors. This bonus is discretionary and no bonus was awarded for fiscal year 2004, although Mr. Fox received a bonus for fiscal year 2003 that was paid during 2004.  Mr. Fox also was granted a non-plan option to purchase 300,000 shares of our common stock at a price of $1.00 per share. This option was immediately exercisable as to 100,000 shares and 1/24 of the remaining shares will vest on the first day of each of the next 24 months beginning August 1, 2004. Vesting of this option may accelerate if specified milestones are achieved. If Mr. Fox is terminated without cause, in connection with a change in control of the company, or if Mr. Fox terminates his employment for “good reason”, Mr. Fox may elect to continue employment with us in a diminished capacity. If Mr. Fox so elects and his employment was terminated during its initial term, Mr. Fox will continue to receive his base salary and medical benefits for 18 months. After 18 months, Mr. Fox will receive a salary of not less than $25,000 and continuing medical benefits. If Mr. Fox is so terminated after the initial term, he will receive continuing salary and medical benefits at his then base rate for 12 months after which his salary may be reduced to not less than $25,000 with continuing medical benefits.  Mr. Fox is also subject to customary assignment of inventions, confidentiality, non-solicitation and non-compete provisions.

Jeffrey Halpern Employment Agreement

In July 2004, we entered into an employment agreement with Jeffrey S. Halpern under which Mr. Halpern serves as the Chairman of our Board of Directors and Assistant Secretary. The initial term of this agreement continues until July 1, 2006, after which the term renews automatically for additional one-year periods unless terminated earlier by either party. Under this agreement, Mr. Halpern receives a base salary of $120,000 per year, an automobile allowance of $1,000 per month, and is eligible for an additional performance bonus if granted by our Board of Directors. Any adjustment to base salary will be determined by the Board of Directors.  This bonus is discretionary and no bonus was awarded for fiscal year 2004, although Mr. Halpern received a bonus for fiscal year 2003 that was paid during 2004.  Mr. Halpern also was granted a non-plan option to purchase 300,000 shares of our common stock at a price of $1.00 per share. This option was immediately exercisable as to 100,000 shares and 1/24 of the remaining shares will vest on the first day of each of the next 24 months beginning August 1, 2004. Vesting of this option may accelerate if specified milestones are achieved. If Mr. Halpern is terminated without cause, in connection with a change in control of the company, or if Mr. Halpern terminates his employment for “good reason”, Mr. Halpern may elect to continue employment with us in a diminished capacity. If Mr. Halpern so elects and his employment was terminated during its initial term, Mr. Halpern will continue to receive his base salary and medical benefits for 18 months. After 18 months, Mr. Halpern will receive a salary of not less than $25,000 and continuing medical benefits. If Mr. Halpern is so terminated after the initial term, he will receive continuing salary and medical benefits at his then base rate for 12 months after which his salary may be reduced to not less than $25,000 with continuing medical benefits.  Mr. Halpern is also subject to customary assignment of inventions, confidentiality, non-solicitation and non-compete provisions.

2004 Stock Incentive Plan

From time to time, we grant incentive awards under our 2004 Stock Incentive Plan.  The incentive plan was approved by the Board of Directors on June 1, 2004 and approved by shareholders on July 14, 2004.  The incentive plan provides for the grant to employees, officers, directors, consultants and independent contractors of our company and our subsidiaries of incentive awards to purchase shares of common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, as well as non-statutory options that do not qualify as incentive stock options, stock appreciation rights, restricted stock awards, performance units and stock bonuses.  This incentive plan is administered by the Board of Directors, which determines the persons who are to receive awards, as well as the type, terms and number of shares subject to each award.

We have reserved an aggregate of 1,500,000 shares of Southwest common stock for awards under the incentive plan.  As of May 15, 2005, options to purchase an aggregate of 145,000 shares of Southwest common stock were outstanding under the incentive plan and a total of 1,355,000 shares of Southwest common stock remained available for grant.  As of May 15, 2005, the outstanding options under the incentive plan were held by four individuals all with an exercise price of $1.00 per share.  In addition to options outstanding under the incentive plan, non-plan options to purchase 1,575,000 shares of common stock were outstanding as of May 15, 2005, which options were held by eight individuals, with exercise prices ranging from $0.12 to $1.00 per share.

Incentive stock options granted under the incentive plan may not have an exercise price less than the fair market value of Southwest common stock on the date of the grant (or, if granted to a person holding more than 10% of our voting stock, at less than 110% of fair market value).  Non-statutory stock options granted under the incentive plan may not have an exercise price less than 85% of fair market value on the date of grant.  Aside from the maximum number of shares of Southwest common stock reserved under the plans, there is no minimum or maximum number of shares that may be subject to options under the incentive plan.  However, the aggregate fair market value of the stock subject to incentive stock options granted to any optionee that are exercisable for the first time by an optionee during any calendar year may not exceed $100,000.  Options generally expire when the optionee’s employment or other service with us terminates.  Options generally may not be transferred, other than by will or the laws of descent and distribution, and only the optionee can exercise the option during the optionee’s lifetime.  The term of each option, which is fixed by the Board of Directors at the time of grant, may not exceed 10 years from the date the option is granted (except that an incentive stock option may be exercisable only for 10 years and an incentive stock option granted to a person holding more than 10% of our voting stock may be exercisable only for five years regardless of the availability of such exemption).

The incentive plan contains change in control provisions, as described below under the heading “Change in Control Arrangements.”

Change in Control Arrangements

Druck, Fox and Halpern Employment Agreements

Under our employment agreements with Messrs. Druck, Fox and Halpern, if any of them is terminated within nine months after a change in control occurs, they may elect to continue their employment with us in a diminished capacity. If the terminated employee so elects and his employment was terminated during the initial term of the employment agreement, the terminated employee will continue to receive his base salary and medical benefits for 18 months. After 18 months, he will receive a salary of not less than $25,000 and continuing medical benefits. If the employee is so terminated after the initial term of the employment agreement, he will receive continuing salary and medical benefits at his then base rate for 12 months after which his salary may be reduced to not less than $25,000 with continuing medical benefits.  In addition, any unexpired stock options will vest immediately.

For purposes of these employment agreements, a “change in control” includes:

•                  any merger, acquisition, reorganization or consolidation after which the shareholders of Southwest immediately before the transaction do not own a majority of the surviving corporation;

•                  any sale, lease, license or transfer of substantially all of our assets;

•                  any statutory exchange of securities with another entity (except where we are the acquiring entity);

•                  acquisition by any individual or group of more than 50 percent of our outstanding voting stock from existing shareholders;

•                  members of our Board of Directors as of July 1, 2004 or new board members approved by a majority of those board members cease to constitute a majority of our Board of Directors; or

•                  any other transaction or series of transaction (other than venture capital or institutional investor financings) that the SEC would require us to report.

2004 Stock Incentive Plan

Under our 2004 Stock Incentive Plan, incentive awards granted under the plan will become fully exercisable after certain changes in control of our company, such as:

•                  the sale, lease, exchange or other transfer of all or substantially all of our assets;

•                  our shareholders approve any plan of or proposal for the liquidation or dissolution of our company;

•                  any person becomes the beneficial owner of:

•                  20% or more, but not 50% or more, of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in their ownership was approved in advance by the “continuity directors” who are members of the Board of Directors at the time of the special meeting or whose nomination for election meets certain approval requirements related to continuity with our current Board of Directors; or

•                  50% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the “continuity directors”); provided that a traditional institution or venture capital financing transaction are excluded from this definition;

•                  we are a party to a merger or consolidation that results in our shareholders beneficially owning securities representing:

•                  more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless the merger or consolidation was approved in advance by the “continuity directors”; or

•                  50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the “continuity directors”);

•                  a change in control that outside legal counsel determines must be reported under Section 13 or 15(d) of the Exchange Act, whether or not we are then subject to these reporting requirements; or

•                  the “continuity directors” cease, for any reason, to constitute at least a majority of the Board of Directors, at any time after date that our securities are first sold in a registered public offering.

RELATED PARTY RELATIONSHIPS AND TRANSACTIONS

Immediately after completing our July 22, 2004 reorganization, we sold substantially all of the Lone Moose Adventures, Inc. adventure tour business assets to Lone Moose’ founding shareholders, Christopher B. Glover and Michael C. Brown.  In exchange for these assets, Messrs. Glover and Brown (a) assumed all of the pre-closing liabilities of the adventure tour business previously operated by Lone Moose (which liabilities exceeded the net book value of Lone Moose immediately before the reorganization), (b) agreed to indemnify Lone Moose (now Southwest Casino Corporation) for any liabilities or damages related to Lone Moose’s existence and operations before the closing of the reorganization, and (c) delivered for cancellation certificates representing all of the common stock of Lone Moose (an aggregate of 2,489,192 shares) held by Messrs. Glover and Brown.

Effective June 29, 2004, James B. Druck, Thomas E. Fox and Jeffrey S. Halpern each purchased for investment 500,000 shares of Lone Moose common stock at a purchase price of $0.05 per share. All of these shares are restricted securities under applicable federal and state securities laws, and are further subject to a lock-up/leak-out agreement restricting the manner and timing of any subsequent resales.

On March 19, 2004, Southwest Casino and Hotel Corp. issued 125,000 shares of its common stock to each of James B. Druck, Thomas E. Fox and Jeffrey S. Halpern in consideration of their agreements to guarantee personally a $500,000 letter of credit supporting a bond required in connection with North Metro Harness Initiative’s application for licenses to develop and operate a harness racetrack in Columbus Township, Anoka County, Minnesota.  These shares converted into 62,500 shares each of Southwest Casino Corporation common stock in connection with our July 22, 2004 reorganization.

On December 8, 2003, Southwest Casino and Hotel Corp. issued 895,000, 1,085,000, and 530,000 shares of its common stock to James B. Druck, Thomas E. Fox, and Jeffrey S. Halpern, respectively, in lieu of $53,700, $65,100, and $31,800 owed to each of them, respectively, in unpaid compensation.  The shares were value at $0.06 per share for this purpose.  These shares converted into 447,500, 542,500, and 265,000 shares, respectively, of Southwest Casino Corporation common stock in connection with our July 22, 2004 reorganization.

Southwest had aggregate outstanding liabilities to James B. Druck, Thomas E. Fox and Jeffrey S. Halpern for unpaid compensation and expense reimbursements of $340,492 as of December 31, 2004 and $410,100 as of December 31, 2003.

During the years ended December 31, 2004 and 2003, Southwest paid Berc & Fox Limited $41,275 and $17,508 for tax and accounting services, respectively.  Thomas Fox is a shareholder and officer in Berc & Fox Limited.

During the years ended December 31, 2004 and 2003, Southwest paid Jennifer Sparlin Druck $1,000 each year for entertainment services at the Gold Rush Palladium.  Ms. Druck is the wife of James B. Druck.

APPROVAL OF amendment to articles of incorporation to
authorize the issuance of blank check preferred stock

(Proposal 2)

Introduction

On May 24, 2005, the Board of Directors adopted a resolution to amend and to recommend that the shareholders approve an amendment to Article IV of our Articles of Incorporation to authorize the issuance of 30,000,000 shares of preferred stock. These preferred shares will have a par value of $0.001 per share.  Our Board of Directors believes that the proposed authorization of preferred stock is desirable to enhance our flexibility in raising capital in connection with one or more of the following:

•                  financing private or public offerings of convertible securities for gaming projects that we are pursuing or will pursue in the future;

•                  acquisitions;

•                  strategic investments; and

•                  for other corporate purposes that have not yet been identified.

The preferred stock created in this proposed amendment, if approved, would be so-called “blank check” preferred stock, which means that the voting powers, designations, preferences, and the cumulative, relative, participating, optional or other special rights, qualifications, limitations or restrictions, including voting rights, dividend rights (including cumulative dividends), dividend or interest rates, terms of conversion, conversion prices, terms of redemption (including sinking fund provisions), redemption prices, liquidation preferences and maturity dates, if any, may be determined in the future by our Board, without any further approval or action by our shareholders.

We are currently pursuing financing options in connection with general corporate needs and to fund our current and projected gaming projects, including development of the North Metro harness track and card room in Anoka County, Minnesota.  Such financing options may include debt financing or the issuance of equity securities, including shares of our common stock or warrants, options or other rights to purchase shares of our common stock, and if the proposed amendment to our Articles of Incorporation to authorize the issuance of preferred stock is approved by our shareholders, shares of preferred stock or warrants, options or other rights to purchase shares of preferred stock.  We have discussed with a placement agent the terms of a potential equity financing that could involve issuance of convertible preferred stock that would have a liquidation and dividend preference over our common stock.  We have not, as of the date of this Proxy Statement, finalized the terms of any financing or any preferred stock that we may issue in a financing.

If we raise additional funds through the issuance of additional equity securities, our shareholders may experience dilution, which could be significant.  Our shareholders do not have preemptive rights and thus have no preemptive rights to purchase any equity securities we may decide to issue, including any shares of preferred stock that may be issued by our Board of Directors if the proposed amendment to our Articles of Incorporation is approved.  If we raise additional funds by issuing preferred stock, our shareholders may also experience the other effects described below under the heading “Effect of Proposed Amendment.”

We need to raise additional financing in the near future to meet our current business needs and fund our business model, which is premised on the continual pursuit of new gaming opportunities.  However, additional financing may not be available when needed or, if available, financing may not be on terms favorable to us or our shareholders.  If financing is not available when required or is not available on acceptable terms, we may be required to delay, scale back or eliminate some or all of our current or anticipated gaming projects or opportunities.

The Board believes that the authorization of preferred stock will enable Southwest to act quickly to raise additional equity financing if the opportunity arises.  If the proposed amendment to our Articles of Incorporation to authorize the issuance of 30,000,000 shares of preferred stock is adopted, the authorized shares of preferred stock may be issued upon the approval of the Board at such times, in such amounts, and upon such terms as the Board may determine, without further approval of the shareholders, unless shareholder approval is expressly required by applicable law, regulatory agencies, or any exchange or quotation service on which our common stock may then be listed.

Our Board believes that it is in the best interest of our company and shareholders to authorize the issuance of 30,000,000 shares of preferred stock. If this proposed amendment is adopted, it will become effective upon the filing of the amendment with the State of Nevada, which we intend to effect promptly after completion of the Annual Meeting.  The text of this proposed amendment is stated in Exhibit A to this proxy statement as part of the text of the proposal to be submitted to our shareholders at the Annual Meeting; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Nevada upon the filing of the amendment.

Effect of Proposed Amendment

It is not possible to determine the actual effect of the authorization and issuance of the preferred stock on the rights of the shareholders of Southwest until our Board determines the rights of the holders of a series of preferred stock.  Such effects might include:

•                  restrictions on the payment of dividends to holders of common stock;

•                  dilution of voting power to the extent that holders of preferred stock are given voting rights;

•                  dilution of equity interest and voting power if the preferred stock is convertible into common stock; and

•                  restrictions upon any distribution of assets to the holders of common stock upon liquidation or dissolution, and restrictions upon the amounts of merger consideration payable to the holders of common stock upon a merger or acquisition of Southwest, until the satisfaction of any liquidation preference granted to the holders of preferred stock.

•                  redemption rights for holders of preferred stock that may restrict the availability of revenue for other corporate uses, including the payment of dividends.

•                  special voting rights for holders of preferred stock in connection with major corporate actions such as mergers, acquisitions or other transactions.

Potential Anti-Takeover Effects

Any particular issuance or series of preferred stock could, depending on the terms, make it more difficult or discourage any attempt to obtain control of Southwest by means of a merger, tender offer, proxy contest or other means.  Issuance of preferred stock could have the effect of diluting the stock ownership of persons seeking control of our company, and the possibility of such dilution could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of preferred stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amend our Articles of Incorporation or Bylaws would not receive the required shareholder approval. Accordingly, the power to issue shares of preferred stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

Other provisions of our Articles of Incorporation and Bylaws may have the effect of preventing, discouraging or delaying any change in the control of our company.  The following provisions may have anti-takeover effects:

•                  Classified Election of Directors.  Under our Bylaws, the Board of Directors may establish staggered election for members of our Board.  Our Bylaws permit the Directors to create up to three classes of directors, each of which would stand for re-election to our Board every three years.   Although our Board is not currently classified, if the Board of Directors chooses to establish a classified Board, it could increase the time and expense required for a person to exercise control over our company.

•                  No Cumulative Voting.  Our Articles of Incorporation do not provide for cumulative voting in the election of directors.

•                  Vacancies on Board.  Our Bylaws provide that the Board of Directors may fill vacancies on the Board, fix the size at any number between one and nine, and fill newly-created directorships.

We are subject to various Nevada statutes that could discourage potential takeover attempts.  The Nevada Combinations with Interested Stockholders provisions prohibit us from engaging in specified business combinations with “interested stockholders,” including beneficial owners of 10% or more of the voting power of our outstanding shares.  After a stockholder acquires 10% or more of the voting power of our outstanding shares, combinations may be permissible only if specified conditions are satisfied.  Nevada law also provides that directors may resist a change or potential change in control if the directors determine that the change is opposed to, or not in the best interest of, the corporation.  Additionally, Nevada law permits directors and officers in exercising their respective powers with a view to the interests of the corporation, to consider: the interests of the corporation’s employees, suppliers, creditors and customers; the economy of the state and the nation; the interests of community and society; and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. Accordingly, these statutory provisions could discourage potential takeover attempts and could reduce the price that investors might be willing to pay for shares of our common stock in the future.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock is necessary for the approval of the amendment to the Articles of Incorporation to authorize the issuance of 30,000,000 shares of preferred stock.

Board Recommendation

The Board of Directors recommends a vote FOR the approval of the amendment to the Articles of Incorporation to authorize the issuance of 30,000,000 shares of preferred stock.  The Board of Directors reserves the right to abandon the proposed amendment to the Articles of Incorporation at any time without further action by our shareholders, notwithstanding authorization of the proposed amendment by our shareholders.

APPROVAL OF amendment to articles of incorporation to
increase the authorized number of shares of common stock

(Proposal 3)

Introduction

On May 24, 2005, the Board of Directors adopted a resolution to amend and to recommend that the shareholders approve an amendment to Article IV of our Articles of Incorporation to increase the total number of shares of common stock that we are authorized to issue from 50,000,000 to 75,000,000.  As of May 15, 2005, there were 19,588,656 shares of common stock issued and outstanding.  In addition, approximately 1,500,000 shares have been reserved for future issuance under all of our employee benefit and incentive plans and another 3,987,500 shares are reserved for issuance in connection with outstanding warrants and non-plan options. Approximately 24,923,844 of the shares currently authorized by our Articles of Incorporation remain available for issuance or reservation for issuance.  Our current 19,588,656 shares of common stock issued and outstanding constitute 39.2% of our current authorized shares of common stock.

The Board of Directors has determined that it is desirable for Southwest to increase the number of shares of common stock that the Board is authorized to issue in order to meet needs that may arise from time to time in the future.  At the present time, other than discussions that have been held by the Board regarding the need for financing, that may include equity financing, to fund our current and projected gaming projects, including without limitation the development of the North Metro harness track and card room in Anoka County, Minnesota, our capital expenditures and working capital, as discussed under Proposal 2 above, we have no other specific plans, arrangements or understandings for the issuance of additional shares of our common stock. Our shareholders do not currently have preemptive rights and thus will have no preemptive rights to purchase any of the additional shares of common stock that may be issued in the future by the Board.

Our Board believes that it is in the best interest of our company and shareholders to increase the number of shares of common stock that we will be authorized to issue from 50,000,000 to 75,000,000.  If this proposed amendment is adopted, it will become effective upon the filing of the amendment with the State of Nevada, which we intend to effect promptly after completion of the Annual Meeting.  The text of this proposed amendment is stated in Exhibit A to this proxy statement as part of the text of the proposal to be submitted to our shareholders at the Annual Meeting; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Nevada upon the filing of the amendment.

Potential Anti-Takeover Effects

Shares of authorized and unissued common stock could be issued in one or more transactions that could make more difficult, and therefore less likely, any takeover of our company.  Issuance of additional common stock could have the effect of diluting the stock ownership of persons seeking control of our company, and the possibility of such dilution could have a deterrent effect on persons seeking to acquire control.  The Board also could, although it has no present intention of so doing, authorize the issuance of shares of common stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to our Articles of Incorporation or Bylaws would not receive the required shareholder approval. Accordingly, the power to issue additional shares of common stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

Other provisions of our Articles of Incorporation and Bylaws may have the effect of preventing, discouraging or delaying any change in the control of our company.  The following provisions may have anti-takeover effects:

•                  Classified Election of Directors.  Under our Bylaws, the Board of Directors may establish staggered election for members of our Board.  Our Bylaws permit the Directors to create up to three classes of directors, each of which would stand for re-election to our Board every three years.   Although our Board is not currently classified, if the Board of Directors chooses to establish a classified Board, it could increase the time and expense required for a person to exercise control over our company.

•                  No Cumulative Voting.  Our Articles of Incorporation do not provide for cumulative voting in the election of directors.

•                  Vacancies on Board.  Our Bylaws provide that the Board of Directors may fill vacancies on the Board, fix the size at any number between one and nine, and fill newly-created directorships.

We are subject to various Nevada statutes that could discourage potential takeover attempts.  The Nevada Combinations with Interested Stockholders provisions prohibit us from engaging in specified business combinations with “interested stockholders,” including beneficial owners of 10% or more of the voting power of our outstanding shares.  After a stockholder acquires 10% or more of the voting power of our outstanding shares, combinations may be permissible only if specified conditions are satisfied. Nevada law also provides that directors may resist a change or potential change in control if the directors determine that the change is opposed to, or not in the best interest of, the corporation. Additionally, Nevada law permits directors and officers in exercising their respective powers with a view to the interests of the corporation, to consider: the interests of the corporation’s employees, suppliers, creditors and customers; the economy of the state and the nation; the interests of community and society; and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. Accordingly, these statutory provisions could discourage potential takeover attempts and could reduce the price that investors might be willing to pay for shares of our common stock in the future.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock is necessary for the approval of the amendment to the Articles of Incorporation to increase the total number of shares of common stock that we are authorized to issue from 50,000,000 to 75,000,000.

Board Recommendation

The Board of Directors recommends a vote FOR the approval of the amendment to the Articles of Incorporation to increase the total number of shares of common stock that we are authorized to issue from 50,000,000 to 75,000,000.  The Board of Directors reserves the right to abandon the proposed amendment to the Articles of Incorporation at any time without further action by our shareholders, notwithstanding authorization of the proposed amendment by our shareholders.

APPROVAL OF amendment to articles of incorporation to
include a stock ownership restriction provision

(Proposal 4)

Introduction

On May 24, 2005, the Board of Directors adopted a resolution to amend and to recommend that the shareholders approve an amendment to our Articles of Incorporation to add a new Article XI that would give Southwest the right to redeem outstanding shares of its capital stock under certain circumstances.  The proposed amendment is nearly identical to a provision in the Articles of Incorporation of Southwest Casino and Hotel Corp., which was our parent corporation before our July 2004 reorganization. Because the Articles of Incorporation  of the former Lone Moose Adventures, Inc. became the Articles of Incorporation of Southwest Casino Corporation in the reorganization, we need to amend our Articles to be consistent with the Southwest Casino and Hotel Corp. Articles of Incorporation and regulatory requirements related to our gaming licenses. Specifically, Article XI would allows us to repurchase shares of our capital stock from any shareholder if continued ownership of those shares by that shareholder would jeopardize any gaming license, approval, franchise, consent or management contract held by Southwest or any of its subsidiaries.

The gaming industry is regulated heavily and our business depends upon our ability to maintain all required licenses and approvals from the many regulatory agencies with authority over our business.  Most gaming regulatory authorities, including all regulatory authorities from which we currently hold a license or other approval, retain the right to regulate who owns and controls our company and, if such regulatory authorities disapprove of any holder of our shares of capital stock, to terminate any license or other approvals that we hold.  We, therefore, need the right to redeem shares of our capital stock held by any shareholder if a regulatory authority objects to the continued ownership of our shares by that shareholder or if a shareholder will not provide any information required by a regulatory authority.

Article XI defines the conditions under which Southwest would be able to redeem its outstanding shares of capital stock from a shareholder, including when shares are eligible for redemption, the redemption price, payment methods, notice requirements and rights of a disqualified shareholder.  Article XI states as follows:

1                                          No Person may become a Beneficial Owner of 5 percent or more of any class or series of the Corporation’s issued and outstanding Capital Stock unless that Person agrees in writing to:  (i) provide to the Corporation and all Gaming Authorities information regarding that Person, including without limitation, information regarding other gaming-related or non-gaming related activities of that Person and financial statements, including balance sheets and income statements, in the form and with any updates that may be requested by any Gaming Authority; (ii) respond to written or oral questions that may be propounded by any Gaming Authority; (iii) provide fingerprints, photographs, tax returns and any other information that may be requested by any Gaming Authority; and (iv) consent to the performance of any background investigation that may be required by any Gaming Authority, including without limitation, an investigation of any criminal record of such Person.

2.                                       Notwithstanding any other provisions of these Articles, but subject to the provisions of any resolution of the Board of Directors creating any series of Preferred Stock or any other class of stock that has a preference over Common Stock with regard to dividends or upon liquidation, outstanding shares of Capital Stock held by a Disqualified Holder are subject to redemption at any time by the Corporation by action of the Board of Directors.  The terms and conditions of any such redemption are as follows:

(A)                            the redemption price of the shares to be redeemed pursuant to this Section 2 of Article XI equals the Fair Market Value of the shares, as defined below, or such other redemption price as required by the state or federal law under which the redemption is required;

(B)                              the redemption price of the shares may be paid in cash, Redemption Securities or any combination of cash and Redemption Securities;

(C)                              if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in a manner determined by the Board of Directors, which may include selection first of the most recently purchased shares, selection by lot, or selection in any other manner determined by the Board of Directors;

(D)                             the record holders of the shares selected to be redeemed must be given at least 30 days written notice of the Redemption Date (unless waived in writing by any such holder), provided, that the Redemption Date may be the date on which written notice is given to record holders if the cash or Redemption Securities necessary to effect the redemption has been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

(E)                               from and after the Redemption Date or such earlier date as mandated by pertinent state or federal law, any and all rights of whatever nature that may be held by the Beneficial Owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares), cease and terminate and the Beneficial Owners are entitled only to receive the cash or Redemption Securities payable upon redemption; and

(F)                               any other terms and conditions that the Board of Directors determines.

9.3.                              Definitions.  Capitalized terms used in this Article 9 have the following meanings:

* * *

“Disqualified Holder” means any Beneficial Owner of shares of Capital Stock (whether or not a Top Ten Stockholder and whether owning more or less than 5% of the then issued and outstanding Capital Stock) of the Corporation or any of its Subsidiaries, (a) who refuses upon request of the Board of Directors or any Gaming Authority to provide the Corporation or any Gaming Authorities with any information regarding that Beneficial Owner of the nature described in Section 9.1 of these Articles of Incorporation, or (b) whose holding of shares of Capital Stock may result or, when taken together with the holding of shares of Capital Stock by any other Beneficial Holder, may result, in the judgment of the Board of Directors, in (i) the disapproval, modification, or non-renewal of any contract under which the Corporation or any of its Subsidiaries has sole or shared authority to manage any gaming operations, or (ii) the disapproval, loss, modification, non-renewal or non-reinstatement of any license, franchise, approval or consent from any Gaming Authority or other governmental agency held by the Corporation or any Subsidiary to conduct any portion of the business of the Corporation or any Subsidiary, which license, franchise, approval or consent is conditioned upon some or all of the holders of Capital Stock meeting certain criteria.

“Fair Market Value” of a share of Capital Stock means the lesser of (i) the cash equivalent of that person’s investment in the Corporation or (ii) the Current Market Price as of the date of the finding of unsuitability, unless such voting securities or other voting interests are transferred to a suitable person (as determined by the Colorado Limited Gaming Commission if the Colorado Limited Gaming Commission determined that person to be unsuitable) within 60 days after the finding of unsuitability.  For purposes of this Article IX, Current Market Price means the average of the daily closing prices for the 20 consecutive trading days immediately proceeding the date of finding of unsuitability or the date the holder is determined to be a Disqualified Holder, as the case may be, or the closing price on the date immediately preceding the date of finding of unsuitability or the date the holder is determined to be a Disqualified Holder, as the case may be, whichever is higher.  For the purpose of this definition, the closing price for each day is the last reported sale price, regular way, in either case on the principal national securities exchange registered under the Securities Act of 1934, as amended, on which such Capital Stock (on an as-converted basis, if necessary) is admitted to trading or listed; or if not listed or admitted to trading on any national securities exchange, the closing price of such Capital Stock (on an as-converted basis, if necessary), or in case no reported sale takes place, the average of the closing bid and asked prices, on NASDAQ or any comparable system; or if such Capital Stock (on an as-converted basis, if necessary) is not listed or quoted on NASDAQ or any comparable system, the closing sale price, or in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Corporation for this purpose.

* * * *

In addition to the general redemption right described above, Section 4 of Article XI also contains specific redemption rights on behalf of Southwest that are required by the Colorado Division of Gaming.  Section 4 of Article XI states affirmatively that we are prohibited from issuing voting securities, except in compliance with the Colorado Limited Gaming Act and accompanying regulations (CLGA).  Under Section 4 of Article XI, any issuance of voting securities that violates the CLGA is void and the securities issued in violation of the CLGA must be deemed not issued and outstanding.  Similarly, no voting securities may be transferred in violation of the CLGA and any transfer that violates the CLGA will be void.  In addition, under Section 4 of Article XI, if the Colorado Limited Gaming Control Commission determines that a holder of Southwest voting securities is unsuitable to hold the securities, then we may repurchase the voting securities of the unsuitable shareholder for the lesser of (a) the cash equivalent of the unsuitable shareholder’s investment, or (b) the market price on the date the Commission determined the shareholder was unsuitable, within 60 days after the Commission’s determination unless the voting securities are transferred to a suitable shareholder.  Until our voting securities are owned by shareholders the Commission finds suitable, we are prohibited from paying dividends or interest on the voting securities, the holder of the voting securities will not be entitled to vote the voting securities, and we cannot pay any remuneration of any kind to the holder of the voting securities, except in exchange for the voting securities.  Section 4 of Article XI states as follows:

4.               Colorado Provisions.  To the extent the Corporation has gaming operations in the State of Colorado, the Corporation shall not issue any voting securities or other voting interests except in accordance with the provisions of the Colorado Limited Gaming Act and the regulations promulgated under the Colorado Limited Gaming Act.  The issuance of any voting securities or other voting interests in violation of the Colorado Limited Gaming Act and accompanying regulations shall be void and any voting securities or other voting interests so issued shall be deemed not to be issued and outstanding until (a) the Corporation ceases to be subject to the jurisdiction of the Colorado Limited Gaming Control Commission, or (b) the Colorado Limited Gaming Control Commission, by affirmative action, validates that issuance or waives any defect in that issuance.

No voting securities or other voting interests issued by the Corporation and no interest, claim or charge therein or thereto may be transferred except in accordance with the provisions of the Colorado Limited Gaming Act and the regulations promulgated thereunder.  Any transfer in violation of the Colorado Limited Gaming Act and accompany regulations is void until (a) the

Corporation ceases to be subject to the jurisdiction of the Colorado Limited Gaming Control Commission, or (b) the Colorado Limited Gaming Control Commission, by affirmative action, validates that transfer or waives any defect in that transfer.

Notwithstanding the other provisions of this Article 9, if the Colorado Limited Gaming Control Commission at any time determines that a holder of voting securities or other voting interests of this Corporation is unsuitable to hold such securities or other voting interests, then the issuer of such voting securities or other voting interests may, within 60 days after the finding of unsuitability, purchase such voting securities or other voting interests of that unsuitable person at the lesser of (i) the cash equivalent of that person’s investment in the Corporation or (ii) the Current Market Price as of the date of the finding of unsuitability unless such voting securities or other voting interests are transferred to a suitable person (as determined by the Commission) within 60 days after the finding of unsuitability. Until such voting securities or other voting interests are owned by persons found by the Commission to be suitable to own them, (a) the Corporation is not required or permitted to pay any dividend or interest with regard to the voting securities or other voting interests, (b) the holder of such voting securities or other voting interests is not entitled to vote on any matter as the holder of the voting securities or other voting interests, and such voting securities or other voting interests shall not for any purposes be included in the voting securities or other voting interests of the Corporation entitled to vote, and (c) the Corporation will not pay any remuneration in any form to the holder of  the voting securities or other voting interests except in exchange for such voting securities or other voting interests as provided in this paragraph.

Our Board believes that it is in the best interest of our company and shareholders to amend our Articles of Incorporation to add a new Article XI that would give Southwest the right to repurchase shares of our capital stock from any shareholder if continued ownership of those shares by that shareholder would jeopardize any gaming license, approval, franchise, consent or management contract held by Southwest or any of its subsidiaries.  The text of this proposed amendment to our Articles of Incorporation is stated in Exhibit B to this proxy statement as part of the text of the proposal to be submitted to our shareholders at the Annual Meeting; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Nevada upon the filing of the amendment.

Effect of Proposed Amendment

Possible effects of the proposed amendment to our Articles of Incorporation to add a new Article XI that would give Southwest the right to repurchase shares of our capital stock from any shareholder if continued ownership of those shares by that shareholder would jeopardize any gaming license, approval, franchise, consent or management contract held by Southwest or any of its subsidiaries include:

•                  Shareholders who are unwilling or unable to satisfy regulatory requirements, or whose continued ownership of Southwest securities jeopardizes regulatory approvals required for the operation of our business, may be forced to dispose of their holdings of Southwest securities before they may otherwise choose to dispose of their holdings.

•                  Shareholders required to dispose of Southwest securities or whose securities are repurchased by Southwest under this provision may have to do so at prices below what they would otherwise receive if (a) they were permitted to continue to hold the securities or (b) they were able to dispose of their securities at then current market prices.

•                  Shareholders required to dispose of Southwest securities or whose securities are repurchased by Southwest under this provision will cease to participate in any future earnings and growth of Southwest and will cease to benefit from any future increases in the value of Southwest.

•                  Southwest will comply with requirements by gaming authorities to insert such a restriction in its Articles of Incorporation.

Vote Required

The affirmative vote of a majority of the outstanding shares of our common stock is necessary for the approval of the amendment to the Articles of Incorporation to add a new Article XI that would give Southwest the right repurchase shares of our capital stock from any shareholder if continued ownership of those shares by that shareholder would jeopardize any gaming license, approval, franchise, consent or management contract held by Southwest or any of its subsidiaries.

Board Recommendation

The Board of Directors recommends a vote FOR the approval of the amendment to the Articles of Incorporation to add a new Article XI that would give Southwest the right repurchase shares of our capital stock from any shareholder if continued ownership of those shares by that shareholder would jeopardize any gaming license, approval, franchise, consent or management contract held by Southwest or any of its subsidiaries.  The Board of Directors reserves the right to abandon the proposed amendment to the Articles of Incorporation at any time without further action by our shareholders, notwithstanding authorization of the proposed amendment by our shareholders.

ratification OF selection of independent PUBLIC

REGISTERED ACCOUNTING FIRM

(Proposal 5)

Appointment of Auditors

The Board of Directors has appointed EideBailly LLP as our independent public registered accounting firm for the year ending December 31, 2005.  EideBailly LLP has acted as independent auditors of Southwest since September 2004 and independent auditor of our wholly owned subsidiary Southwest Casino and Hotel Corp. since December 2003.  Prior to that date, Pritchett, Siler & Hardy, P.C. acted as independent auditors of our predecessor company, Lone Moose Adventures, Inc.

Although it is not required to do so, the Board of Directors wishes to submit the selection of EideBailly LLP to the shareholders for ratification.  If our shareholders do not ratify the appointment of EideBailly LLP, another independent public registered accounting firm will be considered by the Board of Directors.

Representatives of EideBailly LLP will be present at the Annual Meeting via telephone, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit, Audit-Related, Tax and Other Fees

The following table presents fees billed by EideBailly LLP for the audit of Southwest Casino Corporation’s consolidated financial statements and other professional services provided to Southwest Casino Corporation for the fiscal year ended December 31, 2004 and for the audit of Southwest Casino and Hotel Corp.’s consolidated financial statements for the fiscal year ended December 31, 2003.

	Aggregate Amount Billed by ($)
	2004	2003

Audit Fees (1)	$121,600	$131,460
Audit-Related Fees (2)	$19,800	$0
Tax Fees (3)	$0	$0
All Other Fees (4)	$0	$0

(1)

Aggregate fees billed for professional services rendered to Southwest Casino and Hotel Corp. before July 22, 2004 and Southwest Casino Corporation after July 22, 2004 for audit of our consolidated financial statements by year, review of the consolidated financial statements included in our quarterly reports on Form 10-QSB, and other services normally provided in connection with our statutory and regulatory filings or engagements.

(2)

Aggregate fees billed to Southwest Casino and Hotel Corp. before July 22, 2004 and Southwest Casino Corporation after July 22, 2004. These other audit-related services consisted of accounting research and related issues. The Board has considered whether the provision of these services is compatible with maintaining EideBailly LLP’s independence and has determined that it is.

(3)

We did not pay any fees for professional services provided by our principal accountants to Southwest Casino and Hotel Corp. before July 22, 2004 and Southwest Casino Corporation after July 22, 2004, other than the fees described above in this Item 14, during the last two fiscal years.

(4)

We did not pay any fees for professional services provided by our principal accountants to Southwest Casino and Hotel Corp. before July 22, 2004 and Southwest Casino Corporation after July 22, 2004, other than the fees described above, during the last two fiscal years.

Auditor Fees Pre-Approval Policy

Currently, all of the members of our Board of Directors are employees and do not qualify as independent directors. Our Board of Directors is in the process of recruiting independent directors to serve on the Board, including a director who would qualify as an “audit committee financial expert.”  After we have two or more independent directors on our board, we intend to create an Audit Committee, as well as other Board committees.  Once the Board of Directors has appointed members to the Audit Committee, the Audit Committee will establish pre-approval policies and procedures, and other policies and procedures required by law or deemed advisable by the members of the Audit Committee.  In the meantime, our Board of Directors, discharging the duties of an audit committee of a board of directors, approves all services performed by our independent auditor before engaging their services.

Vote Required

The affirmative vote of a majority of the shares of our common stock, present in person or by proxy on this matter at the Annual Meeting, is necessary for the ratification of EideBailly LLP, as our independent public registered accounting firm for the year ending December 31, 2005.

Board Recommendation

The Board of Directors recommends a vote FOR ratification of the appointment of EideBailly LLP as our independent public registered accounting firm for the year ending December 31, 2005.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock.  Executive officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms they file.  All Section 16 reports under the Securities Exchange Act of 1934, as amended, for our directors, executive officers and, to our knowledge, beneficial owners of greater than 10% of our common stock were filed on a timely basis during the fiscal year ended December 31, 2004.

Shareholder Proposals For 2005 Annual Meeting

Proposals of shareholders intended to be presented in the proxy materials relating to our 2006 annual meeting of shareholders must be received by us at our principal executive offices on or before January 1, 2006, unless the date of the meeting has been changed by more than 30 calendar days, and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.  A shareholder who wishes to make a proposal at our 2006 annual meeting of shareholders without including the proposal in our proxy statement must notify us by March 16, 2006, unless the date of the meeting has been changed by more than 30 calendar days.  If a shareholder fails to provide notice by this date, then the persons named as proxies in the proxies that we solicit for the next annual meeting will have discretionary authority to vote on the proposal.

Other Business

Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting, except those described in this proxy statement.  However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on the matters.

Communications with Directors

Shareholders may communicate with the Board of Directors or any one or more particular directors by sending correspondence, addressed to our Corporate Secretary, Southwest Casino Corporation, 2001 Killebrew Drive, Minneapolis, MN 55425, with an instruction to forward the communication to the Board of Directors or any one or more particular directors.  Our Corporate Secretary will receive the correspondence and forward it to the Board of Directors or any one or more particular director to whom the communication is directed.

Copies of 2004 Annual Report

We have sent to each of our shareholders a copy of our Annual Report on Form 10-KSB (without exhibits) for the fiscal year ended December 31, 2004.  We will furnish a copy of any exhibit to our Form 10-KSB upon receipt from any such person of a written request for such exhibits upon the payment of our reasonable expenses in furnishing the exhibits.

This request should be sent to:

Southwest Casino Corporation

2001 Killebrew Drive

Minneapolis, Minnesota 55425

Attn:  Shareholder Information

Documents Incorporated by Reference

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (without exhibits) and our Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005 (without exhibits) accompanies this proxy statement.  The audited financial statements for the year ended December 31, 2004, the unaudited financial statements for the quarter ended March 31, 2005, and the other financial information in our 2004 Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 are incorporated in this Proxy Statement by this reference. Furthermore, the sections titled “Management’s Discussion and Analysis or Plan of Operation” in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 are also incorporated in this Proxy Statement by this reference. However, no other parts of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 or other Securities and Exchange Commission filings are incorporated by reference in this Proxy Statement and should not be considered proxy soliciting material.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, please vote your shares of common stock by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided.  No postage is required for mailing in the United States.

By Order of the Board of Directors,

James B. Druck	Jeffrey S. Halpern	Thomas E. Fox
CEO and Secretary	Chairman of the Board	President, COO, & CFO

June 7, 2005
Minneapolis, Minnesota

Exhibit a

Certificate of amendment

to the ARTICLES OF INCORPORATION

OF

southwest CASINO CORPoration

Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, Southwest Casino Corporation (the “Corporation”) adopts the following Amendment to the Corporation’s Articles of Incorporation:

First:  The name of the Corporation is Southwest Casino Corporation.

Second:  The following amendment to the Corporation’s Articles of Incorporation have been duly adopted by the Board of Directors and by a majority of the shareholders of the Corporation in the manner prescribed by applicable law:

Use the following if only Proposal 2 is approved:

(1)  Article IV is hereby amended in its entirety to read as follows:

ARTICLE IV

Capitalization:

Common.  The Corporation shall have the authority to issue 50,000,000 shares of common voting stock having a par value of one tenth of one cent ($0.001) per share.  All stock of the Corporation shall be of the same class and shall have the same rights and preferences.  Fully paid stock of the Corporation shall not be liable for further call or assessment.  The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

Preferred.  The Corporation shall have the authority to issue 30,000,000 shares of undesignated preferred stock having a par value of one tenth of one cent ($0.001) per share with such preferences and designations as determined by the Board of Directors.

Use the following if Proposals 2 and 3 are approved:

(1)  Article IV is hereby amended in its entirety to read as follows:

ARTICLE IV

Capitalization:

Common.  The Corporation shall have the authority to issue 75,000,000 shares of common voting stock having a par value of one tenth of one cent ($0.001) per share.  All stock of the Corporation shall be of the same class and shall have the same rights and preferences.  Fully paid stock of the Corporation shall not be liable for further call or assessment.  The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

A-1

Preferred.  The Corporation shall have the authority to issue 30,000,000 shares of undesignated preferred stock having a par value of one tenth of one cent ($0.001) per share with such preferences and designations as determined by the Board of Directors.

Use the following if only Proposal 3 is approved:

(1)  Article IV is hereby amended in its entirety to read as follows:

ARTICLE IV

Capitalization.  The Corporation shall have the authority to issue 75,000,000 shares of common voting stock having a par value of one tenth of one cent ($0.001) per share.  All stock of the Corporation shall be of the same class and shall have the same rights and preferences.  Fully paid stock of the Corporation shall not be liable for further call or assessment.  The authorized shares shall be issued at the discretion of the Board of Directors of the Corporation.

Third:  The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of such amendment was 19,588,656.

Fourth:  The number of shares voted for such amendment was                             shares, therefore the Corporation received the affirmative vote of the majority of the outstanding shares of common stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Articles of Incorporation on June 27, 2005.

James B. Druck
Chief Executive Officer

A-2

EXHIBIT B

Certificate of amendment

to the ARTICLES OF INCORPORATION

OF

southwest CASINO CORPoration

Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, Southwest Casino Corporation (the “Corporation”) adopts the following Amendment to the Corporation’s Articles of Incorporation:

First:  The name of the Corporation is Southwest Casino Corporation.

Second:  The following amendment to the Corporation’s Articles of Incorporation have been duly adopted by the Board of Directors and by a majority of the shareholders of the Corporation in the manner prescribed by applicable law:

A new Article XI is added in its entirety as follows:

ARTICLE XI

Obligations of Certain Beneficial Owners; Rights of Redemption.

1.                                       No Person may become a Beneficial Owner of 5 percent or more of any class or series of the Corporation’s issued and outstanding Capital Stock unless that Person agrees in writing to:  (i) provide to the Corporation and all Gaming Authorities information regarding that Person, including without limitation, information regarding other gaming-related or non-gaming related activities of that Person and financial statements, including balance sheets and income statements, in the form and with any updates that may be requested by any Gaming Authority; (ii) respond to written or oral questions that may be propounded by any Gaming Authority; (iii) provide fingerprints, photographs, tax returns and any other information that may be requested by any Gaming Authority; and (iv) consent to the performance of any background investigation that may be required by any Gaming Authority, including without limitation, an investigation of any criminal record of such Person.

2.                                       Notwithstanding any other provisions of these Articles, but subject to the provisions of any resolution of the Board of Directors creating any series of Preferred Stock or any other class of stock that has a preference over Common Stock with regard to dividends or upon liquidation, outstanding shares of Capital Stock held by a Disqualified Holder are subject to redemption at any time by the Corporation by action of the Board of Directors.  The terms and conditions of any such redemption are as follows:

(A)                              the redemption price of the shares to be redeemed pursuant to this Article XI equals the Fair Market Value of the shares, as defined below, or such other redemption price as required by the state or federal law under which the redemption is required;

(B)                                the redemption price of the shares may be paid in cash, Redemption Securities or any combination of cash and Redemption Securities;

(C)                                if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in a manner determined by the Board of Directors, which may include selection first of the most recently purchased shares, selection by lot, or selection in any other manner determined by the Board of Directors;

(D)                               the record holders of the shares selected to be redeemed must be given at least 30 days written notice of the Redemption Date (unless waived in writing by any such holder), provided, that the Redemption Date may be the date on which written notice is given to record holders if the cash or Redemption Securities necessary to effect the redemption has been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

(E)                                 from and after the Redemption Date or such earlier date as mandated by pertinent state or federal law, any and all rights of whatever nature that may be held by the Beneficial Owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares), cease and terminate and the Beneficial Owners are entitled only to receive the cash or Redemption Securities payable upon redemption; and

(F)                                 any other terms and conditions that the Board of Directors determines.

3.                                       Definitions.  Capitalized terms used in this Article XI have the following meanings:

“Affiliate” and “Associate” have the respective meanings ascribed to these terms in Rule 12b-2 under the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Act”).  The term “registrant” as used in Rule 12b-2 means the Corporation.

“Beneficial Owner” means any person who, singly or together with any of that person’s Affiliates or Associates, directly or indirectly, has “beneficial ownership” of Capital Stock (as determined pursuant to Rule 13d-3 of the Act).

“Capital Stock” means any common stock, preferred stock, special stock, or any other class or series of stock of the Corporation.

“Disqualified Holder” means any Beneficial Owner of shares of Capital Stock (whether or not a Top Ten Stockholder and whether owning more or less than 5% of the then issued and outstanding Capital Stock) of the Corporation or any of its Subsidiaries, (a) who refuses upon request of the Board of Directors or any Gaming Authority to provide the Corporation or any Gaming Authorities with any information regarding that Beneficial Owner of the nature described in Section 10.1 of these Articles of Incorporation, or (b) whose holding of shares of Capital Stock may result or, when taken together with the holding of shares of Capital Stock by any other Beneficial Holder, may result, in the judgment of the Board of Directors, in (i) the disapproval, modification, or non-renewal of any contract under which the Corporation or any of its Subsidiaries has sole or shared authority to manage any gaming operations, or (ii) the disapproval, loss, modification, non-renewal or non-reinstatement of any license, franchise, approval or consent from any Gaming Authority or other governmental agency held by the Corporation or any Subsidiary to conduct any portion of the business of the Corporation or any Subsidiary, which license, franchise, approval or consent is conditioned upon some or all of the holders of Capital Stock meeting certain criteria.

“Fair Market Value” of a share of Capital Stock means the lesser of (i) the cash equivalent of that person’s investment in the Corporation or (ii) the Current Market Price as of the date of the finding of unsuitability, unless such voting securities or other voting interests are transferred to a suitable person (as determined by the Colorado Limited Gaming Commission if the Colorado Limited Gaming Commission determined that person to be unsuitable) within 60 days after the finding of unsuitability.  For purposes of this Article IX, Current Market Price means the average of the daily closing prices for the 20 consecutive trading days immediately proceeding the date of finding of unsuitability or the date the holder is determined to be a Disqualified Holder, as the case may be, or the closing price on the date immediately preceding the date of finding of unsuitability or the date the holder is determined to be a Disqualified Holder, as the case may be, whichever is higher.  For the purpose of this definition, the closing price for each day is the last reported sale price, regular way, in either case on the principal national securities exchange registered under the Securities Act of 1934, as amended, on which such Capital Stock (on an as-converted basis, if necessary) is admitted to trading or listed; or if not listed or admitted to trading on any national securities exchange, the closing price of such Capital Stock (on an as-converted basis, if necessary), or in case no reported sale takes place, the average of the closing bid and asked prices, on NASDAQ or any comparable system; or if such Capital Stock (on an as-converted basis, if necessary) is not listed or quoted on NASDAQ or any comparable system, the closing sale price, or in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Corporation for this purpose.

“Gaming Authorities” means the National Indian Gaming Commission, or any other tribal, state or other governmental authority, foreign or domestic, regulating any form of gaming that has jurisdiction over the Corporation or its Subsidiaries.

“Person” means any natural person, corporation, firm, partnership, association, government, governmental agency, or any other entity, whether acting in an individual, fiduciary, or any other capacity.

“Redemption Date” means the date fixed by the Board of Directors for the redemption of any shares of stock of the Corporation under this Article XI, Section 2.

“Redemption Securities” means any debt or equity securities of the Corporation, any Subsidiary of the Corporation, or any other corporation, or any combination of such debt or equity securities, that have terms and conditions approved by the Board of Directors and that, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other service to the Corporation), has a value, at the time notice of redemption is given under Article XI, Section 2, at least equal to the Fair Market Value of the shares to be redeemed under Article XI, Section 2 (assuming, in the case of publicly-traded Redemption Securities that such Redemption Securities were fully distributed and subject only to normal trading activity).

“Subsidiary” means any company of which a majority of any class of equity security is beneficially owned by the Corporation.

4.                                       Colorado Provisions.  To the extent the Corporation has gaming operations in the State of Colorado, the Corporation shall not issue any voting securities or other voting interests except in accordance with the provisions of the Colorado Limited Gaming Act and the regulations promulgated under the Colorado Limited Gaming Act.  The issuance of any voting securities or other voting interests in violation of the Colorado Limited Gaming Act and accompanying regulations shall be void and any voting securities or other voting interests so issued shall be deemed not to be issued and outstanding until (a) the Corporation ceases to be subject to the jurisdiction of the Colorado Limited Gaming Control Commission, or (b) the Colorado Limited Gaming Control Commission, by affirmative action, validates that issuance or waives any defect in that issuance.

No voting securities or other voting interests issued by the Corporation and no interest, claim or charge therein or thereto may be transferred except in accordance with the provisions of the Colorado Limited Gaming Act and the regulations promulgated thereunder.  Any transfer in violation of the Colorado Limited Gaming Act and accompany regulations is void until (a) the Corporation ceases to be subject to the jurisdiction of the Colorado Limited Gaming Control Commission, or (b) the Colorado Limited Gaming Control Commission, by affirmative action, validates that transfer or waives any defect in that transfer.

Notwithstanding the other provisions of this Article XI, if the Colorado Limited Gaming Control Commission at any time determines that a holder of voting securities or other voting interests of this Corporation is unsuitable to hold such securities or other voting interests, then the issuer of such voting securities or other voting interests may, within 60 days after the finding of unsuitability, purchase such voting securities or other voting interests of that unsuitable person at the lesser of (i) the cash equivalent of that person’s investment in the Corporation or (ii) the Current Market Price as of the date of the finding of unsuitability unless such voting securities or other voting interests are transferred to a suitable person (as determined by the Commission) within 60 days after the finding of unsuitability. Until such voting securities or other voting interests are owned by persons found by the Commission to be suitable to own them, (a) the Corporation is not required or permitted to pay any dividend or interest with regard to the voting securities or other voting interests, (b) the holder of such voting securities or other voting interests is not entitled to vote on any matter as the holder of the voting securities or other voting interests, and such voting securities or other voting interests shall not for any purposes be included in the voting securities or other voting interests of the Corporation entitled to vote, and (c) the Corporation will not pay any remuneration in any form to the holder of  the voting securities or other voting interests except in exchange for such voting securities or other voting interests as provided in this paragraph.

Third:  The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of such amendment was 19,588,656.

Fourth:  The number of shares voted for such amendment was                    shares, therefore the Corporation received the affirmative vote of the majority of the outstanding shares of common stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Articles of Incorporation on June 27, 2005.

James B. Druck
Chief Executive Officer

SOUTHWEST CASINO CORPORATION. 2001 Killebrew Drive Minneapolis, Minnesota 55425	Proxy

This Proxy is solicited by the Board of Directors

The undersigned hereby appoints James B. Druck and Thomas E. Fox and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Southwest Casino Corporation held of record by the undersigned on June 6, 2005, at the Annual Meeting of Shareholders to be held on June 27, 2005, or any adjournment thereof.

☒  Please mark your votes as in this example.

1. Election of Directors:	☐ FOR all nominees listed below (except as marked to the contrary below)	☐	Vote WITHHELD for all nominees listed below

James B. Druck	Thomas E. Fox	Jeffrey S. Halpern

(INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee’s name.)

2.                                       To consider and act upon a proposal to approve an amendment to the Articles of Incorporation to authorize the issuance of 30,000,000 shares of preferred stock.

☐		☐		☐
	FOR		AGAINST		ABSTAIN

3.                                       To consider and act upon a proposal to approve an amendment to the Articles of Incorporation to increase the number of shares of common stock that we are authorized to issue from 50,000,000 to 75,000,000.

☐		☐		☐
	FOR		AGAINST		ABSTAIN

4.                                       To consider and act upon a proposal to approve an amendment to the Articles of Incorporation to include a stock ownership restriction provision.

☐		☐		☐
	FOR		AGAINST		ABSTAIN

5.                                       To consider and act upon a proposal to ratify the selection of EideBailly LLP as our independent public registered accounting firm for the fiscal year ending December 31, 2005.

☐		☐		☐
	FOR		AGAINST		ABSTAIN

6.                                       To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

(Please Sign on Reverse Side)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR all nominees named in Proposal 1 above and FOR Proposals 2 through 5 above.  Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
	Dated:	,2005

Signature

Signature if held jointly

P-1